Exhibit 99.3

FOURTH QUARTER 2018

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about targets and expectations for various financial and operating metrics. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2017, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Our use of the term “loans” describes all of the products associated with our direct and indirect lending activities. The specific products include loans, retail installment sales contracts, lines of credit, leases, and other financing products. The term “lend” or “originate” refers to our direct origination of loans or our purchase or acquisition of loans.

4Q 2018 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

4Q 2018 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

		QUARTERLY TRENDS				CHANGE VS.		FULL YEAR

Selected Income Statement Data	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Net financing revenue (ex. Core OID) (1)	$1,163	$1,129	$1,115	$1,069	$1,113	$34	$50	$4,476	$4,292	$184
Core OID	(23)	(22)	(21)	(20)	(19)	(1)	(4)	(86)	(71)	(15)

Net financing revenue (as reported)	1,140	1,107	1,094	1,049	1,094	33	46	4,390	4,221	169
Other revenue (ex. change in the fair value of equity securities) (2)	393	392	356	394	379	1	14	1,535	1,544	(9)
Change in the fair value of equity securities (3)	(95)	6	8	(40)	-	(101)	(95)	(121)	-	(121)

Other revenue (as reported)	298	398	364	354	379	(100)	(81)	1,414	1,544	(130)
Provision for loan losses	266	233	158	261	294	33	(28)	918	1,148	(230)
Total noninterest expense (4)	804	807	839	814	769	(3)	35	3,264	3,110	154

Pre-tax income from continuing operations	368	465	461	328	410	(97)	(42)	1,622	1,507	115
Income tax expense	79	91	113	76	231	(12)	(152)	359	581	(222)
Income / (loss) from discontinued operations, net of tax	1	-	1	(2)	2	1	(1)	-	3	(3)

Net income attributable to common shareholders	$290	$374	$349	$250	$181	$(84)	$109	$1,263	$929	$334

Selected Balance Sheet Data (Period-End)
Total assets	$178,869	$173,101	$171,345	$170,021	$167,148	$5,768	$11,721
Consumer loans	87,240	86,501	85,604	84,002	81,821	739	5,419
Commercial loans	42,686	40,104	39,940	41,325	41,072	2,582	1,614
Allowance for loan losses	(1,242)	(1,248)	(1,257)	(1,278)	(1,276)	6	34
Deposits	106,178	101,379	98,734	97,446	93,256	4,799	12,922
Total equity	13,268	13,085	13,139	13,082	13,494	183	(226)

Common Share Count
Weighted average basic (5)	411,931	422,187	430,628	436,213	442,108	(10,256)	(30,177)	425,165	453,704	(28,539)
Weighted average diluted (5)	414,750	424,784	432,554	438,931	444,985	(10,034)	(30,235)	427,680	455,350	(27,670)
Issued shares outstanding (period-end)	404,900	416,591	425,752	432,691	437,054	(11,691)	(32,154)	404,900	437,054	(32,154)

Per Common Share Data
Earnings per share (basic) (5)	$0.70	$0.89	$0.81	$0.57	$0.41	$(0.18)	$0.29	$2.97	$2.05	$0.92
Earnings per share (diluted) (5)	0.70	0.88	0.81	0.57	0.41	(0.18)	0.29	2.95	2.04	0.91
Adjusted earnings per share (6)	0.92	0.91	0.83	0.68	0.70	0.01	0.23	3.34	2.39	0.94
Book value per share	32.8	31.4	30.9	30.2	30.9	1.4	1.9	32.8	30.9	1.9
Tangible book value per share (7)	32.1	30.7	30.2	29.6	30.2	1.3	1.9	32.1	30.2	1.9
Adjusted tangible book value per share (7)	29.9	28.6	28.1	27.4	28.1	1.3	1.9	29.9	28.1	1.9

Select Financial Ratios
Net interest margin (as reported)	2.66%	2.67%	2.68%	2.64%	2.75%			2.65%	2.71%
Net interest margin (ex. Core OID) (8)	2.72%	2.72%	2.74%	2.69%	2.80%			2.70%	2.76%
Cost of funds	2.60%	2.45%	2.30%	2.16%	2.01%			2.38%	1.97%
Cost of funds (ex. Core OID) (8)	2.52%	2.38%	2.23%	2.09%	1.94%			2.31%	1.91%
Efficiency Ratio (9)	55.9%	53.6%	57.5%	58.0%	52.2%			56.2%	53.9%
Adjusted efficiency ratio (8)(9)	46.9%	46.0%	47.7%	50.1%	46.4%			47.6%	45.8%
Return on average assets (10)	0.7%	0.9%	0.8%	0.6%	0.4%			0.7%	0.6%
Return on average total equity (10)	8.8%	11.4%	10.6%	7.5%	5.3%			9.4%	6.9%
Return on average tangible common equity (10) (11)	9.0%	11.7%	10.9%	7.7%	5.5%			9.8%	7.1%
Core ROTCE (11)	13.4%	13.7%	12.8%	10.6%	10.8%			12.3%	9.8%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	9.1%	9.4%	9.4%	9.3%	9.5%
Tier 1 capital ratio	10.8%	11.1%	11.1%	11.0%	11.2%
Total capital ratio	12.3%	12.7%	12.7%	12.6%	12.9%
Tier 1 leverage ratio	9.0%	9.2%	9.2%	9.3%	9.5%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, effective 1/1/18, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. For non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Includes shares related to share-based compensation that vested but were not yet issued.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital.

3Q 2018 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,790	$1,708	$1,647	$1,543	$1,518	$82	$272	$6,688	$5,819	$869
Interest on loans held-for-sale	5	4	6	-	-	1	5	15	-	15
Total interest and dividends on investment securities	211	182	173	163	153	29	58	729	568	161
Interest-bearing cash	22	18	17	15	14	4	8	72	37	35
Other earning assets	15	16	15	13	9	(1)	6	59	31	28
Operating leases	365	368	374	382	402	(3)	(37)	1,489	1,867	(378)

Total financing revenue and other interest income	2,408	2,296	2,232	2,116	2,096	112	312	9,052	8,322	730
Interest expense
Interest on deposits	523	462	399	351	311	61	212	1,735	1,077	658
Interest on short-term borrowings	48	29	40	32	33	19	15	149	127	22
Interest on long-term debt	457	451	434	411	396	6	61	1,753	1,653	100

Total interest expense	1,028	942	873	794	740	86	288	3,637	2,857	780
Depreciation expense on operating lease assets	240	247	265	273	262	(7)	(22)	1,025	1,244	(219)

Net financing revenue (as reported)	$1,140	$1,107	$1,094	$1,049	$1,094	$33	$46	$4,390	$4,221	$169
Other revenue
Servicing fees	6	6	7	8	10	1	(3)	27	51	(23)
Insurance premiums and service revenue earned	269	258	239	256	253	11	16	1,022	973	49
Gain on mortgage and automotive loans, net	6	17	1	1	3	(11)	3	25	68	(43)
Loss on extinguishment of debt	-	-	-	-	(1)	-	1	-	(7)	7
Other (loss) / gain on investments, net	(87)	22	27	(12)	29	(109)	(116)	(50)	102	(152)
Other income, net of losses	104	95	91	100	86	9	19	391	357	34

Total other revenue	298	398	364	354	379	(100)	(81)	1,414	1,544	(130)
Total net revenue	1,438	1,505	1,458	1,403	1,473	(67)	(35)	5,804	5,765	39
Provision for loan losses	266	233	158	261	294	33	(28)	918	1,148	(230)
Noninterest expense
Compensation and benefits expense	283	274	292	306	281	9	2	1,155	1,095	60
Insurance losses and loss adjustment expenses	54	77	101	63	54	(23)	-	295	332	(37)
Other operating expenses	467	456	446	445	434	11	33	1,814	1,683	131

Total noninterest expense	804	807	839	814	769	(3)	35	3,264	3,110	154
Pre-tax income from continuing operations	$368	$465	$461	$328	$410	$(97)	$(42)	$1,622	$1,507	$115
Income tax expense from continuing operations	79	91	113	76	231	(12)	(152)	359	581	(222)

Net income from continuing operations	289	374	348	252	179	(85)	110	1,263	926	337
Income / (loss) from discontinued operations, net of tax	1	-	1	(2)	2	1	(1)	-	3	(3)

Net income	$290	$374	$349	$250	$181	$(84)	$109	$1,263	$929	$334

Core Pre-Tax Income Walk
Net financing revenue (ex. Core OID) (1)	$1,163	$1,129	$1,115	$1,069	$1,113	$34	$50	$4,476	$4,292	$184
Adjusted other revenue (2)	393	392	356	394	379	1	14	1,535	1,544	(9)
Provision for loan losses	266	233	158	261	294	33	(28)	918	1,148	(230)
Noninterest expense	804	807	839	814	769	(3)	35	3,264	3,110	154

Core pre-tax income (3)	$486	$481	$474	$388	$429	$6	$57	$1,829	$1,578	$251
Core OID	23	22	21	20	19	1	4	86	71	15
Change in the fair value of equity securities (4)	95	(6)	(8)	40	-	101	95	121	-	121

Pre-tax income from continuing operations	$368	$465	$461	$328	$410	$(97)	$(42)	$1,622	$1,507	$115

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(4) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

4Q 2018 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17
Assets
Cash and cash equivalents
Noninterest-bearing	$810	$802	$799	$768	$844	$8	$(34)
Interest-bearing	3,727	2,970	3,125	2,953	3,408	757	319

Total cash and cash equivalents	4,537	3,772	3,924	3,721	4,252	765	285
Investment securities (1)	28,438	26,882	25,906	25,373	24,720	1,556	3,718
Loans held-for-sale, net	314	425	328	126	108	(111)	206
Finance receivables and loans	129,926	126,605	125,544	125,327	122,893	3,321	7,033
Allowance for loan losses	(1,242)	(1,248)	(1,257)	(1,278)	(1,276)	6	34

Total finance receivables and loans, net	128,684	125,357	124,287	124,049	121,617	3,327	7,067
Investment in operating leases, net	8,417	8,578	8,639	8,530	8,741	(161)	(324)
Premiums receivables and other insurance assets	2,326	2,291	2,247	2,197	2,047	35	279
Other assets	6,153	5,796	6,014	6,025	5,663	357	490

Total assets	$178,869	$173,101	$171,345	$170,021	$167,148	$5,768	$11,721

Liabilities
Deposit liabilities
Noninterest-bearing	$142	$180	$153	$122	$108	$(38)	$34
Interest-bearing	106,036	101,199	98,581	97,324	93,148	4,837	12,888

Total deposit liabilities	106,178	101,379	98,734	97,446	93,256	4,799	12,922
Short-term borrowings	9,987	7,338	7,108	9,564	11,413	2,649	(1,426)
Long-term debt	44,193	45,542	47,328	45,076	44,226	(1,349)	(33)
Interest payable	523	712	568	494	375	(189)	148
Unearned insurance premiums and service revenue	3,044	3,020	2,957	2,904	2,604	24	440
Accrued expense and other liabilities	1,676	2,025	1,511	1,455	1,780	(349)	(104)

Total liabilities	$165,601	$160,016	$158,206	$156,939	$153,654	$5,585	$11,947

Equity
Common stock and paid-in capital (2)	$19,296	$19,582	$19,813	$19,978	$20,135	$(286)	$(839)
Accumulated deficit	(5,489)	(5,716)	(6,026)	(6,318)	(6,406)	227	917
Accumulated other comprehensive (loss) income	(539)	(781)	(648)	(578)	(235)	242	(304)

Total equity	13,268	13,085	13,139	13,082	13,494	183	(226)

Total liabilities and equity	$178,869	$173,101	$171,345	$170,021	$167,148	$5,768	$11,721

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

4Q 2018 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Assets
Interest-bearing cash and cash equivalents	$4,311	$3,159	$3,048	$3,503	$3,825	$1,152	$486	$4,365	$3,086	$1,279
Investment securities	28,926	27,313	26,987	26,316	25,252	1,613	3,674	27,399	23,692	3,707
Loans held-for-sale, net	394	318	358	28	13	76	381	287	5	282
Total finance receivables and loans, net (2)	127,681	124,986	124,516	122,531	119,877	2,695	7,804	124,932	119,040	5,892
Investment in operating leases, net	8,516	8,634	8,583	8,629	8,831	(118)	(315)	8,590	9,791	(1,201)

Total interest earning assets	169,828	164,410	163,492	161,007	157,798	5,418	12,030	165,573	155,614	9,959
Noninterest-bearing cash and cash equivalents	432	502	526	514	527	(70)	(95)	493	827	(334)
Other assets	6,412	7,331	7,505	7,286	7,271	(919)	(859)	6,267	7,686	(1,419)
Allowance for loan losses	(1,247)	(1,260)	(1,274)	(1,281)	(1,287)	13	40	(1,266)	(1,208)	(58)

Total assets	$175,425	$170,983	$170,249	$167,526	$164,309	$4,442	$11,116	$171,067	$162,919	$8,148

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$86,897	$83,034	$81,299	$79,821	$76,158	$3,863	$10,739	$82,783	$72,016	$10,767
Other interest-bearing deposit liabilities (3)	16,763	16,781	16,052	15,478	15,181	(18)	1,582	16,273	14,615	1,658

Total Interest-bearing deposit liabilities	103,660	99,815	97,351	95,299	91,339	3,845	12,321	99,056	86,631	12,425
Short-term borrowings	8,082	5,531	8,767	8,342	9,819	2,551	(1,737)	7,674	9,055	(1,381)
Long-term debt (4)	45,257	46,967	45,802	45,535	44,696	(1,710)	561	45,893	48,989	(3,096)

Total interest-bearing liabilities (4)	156,999	152,313	151,920	149,176	145,854	4,686	11,145	152,623	144,675	7,949
Noninterest-bearing deposit liabilities	142	149	126	114	109	(7)	33	133	101	32
Other liabilities	5,330	5,388	5,134	5,040	4,804	(58)	526	5,222	4,652	570

Total liabilities	$162,471	$157,850	$157,180	$154,330	$150,767	$4,621	$11,704	$157,978	$149,428	$8,551

Equity
Total equity	$12,954	$13,133	$13,069	$13,196	$13,542	$(179)	$(588)	$13,089	$13,491	$(402)

Total liabilities and equity	$175,425	$170,983	$170,249	$167,526	$164,309	$4,442	$11,116	$171,067	$162,919	$8,149

(1) Average balances are calculated using a combination of monthly and daily average methodologies. Periods prior to 4Q 16 may not tie to previous Financial Supplement disclosures due to the current methodology which includes equity investment security balances within investment securities, previously included within other assets.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, dealer, and other deposits).

(4) Includes average Core OID balance of $1,104 million in 4Q 18, $1,126 million in 3Q 18, $1,148 million in 2Q 18, $1,168 million in 1Q 18, and $1,188 million in 4Q 17.

4Q 2018 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Pre-tax Income
Automotive Finance	$335	$383	$382	$268	$285	$(48)	$50	$1,368	$1,220	$148
Insurance	(13)	55	11	27	80	(68)	(93)	80	168	(88)

Dealer Financial Services	322	438	393	295	365	(116)	(43)	1,448	1,388	60
Corporate Finance	21	36	58	29	32	(15)	(11)	144	114	30
Mortgage Finance	15	8	14	8	2	7	13	45	20	25
Corporate and Other (1)	10	(17)	(4)	(4)	11	27	(1)	(15)	(15)	-

Pre-tax income from continuing operations	$368	$465	$461	$328	$410	$(97)	$(42)	$1,622	$1,507	$115
Core OID (2)	23	22	21	20	19	1	4	86	71	15
Change in the fair value of equity securities (3)	95	(6)	(8)	40	-	101	95	121	-	121

Core pre-tax income (4)	$486	$481	$474	$388	$429	$6	$57	$1,829	$1,578	$251

(1) Corporate and Other primarily consists of activity related to centralized corporate treasury activities such as management of the cash and corporate investment securities and loan portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, and the residual impacts of our corporate FTP and treasury ALM activities. Corporate and Other also includes certain equity investments, the management of our legacy mortgage portfolio, and reclassifications and eliminations between the reportable operating segments.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

4Q 2018 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Net financing revenue
Consumer	$1,120	$1,097	$1,058	$1,012	$1,009	$23	$111	$4,287	$3,882	$405
Commercial	422	381	371	342	336	41	86	1,516	1,306	210
Loans held for sale	2	1	-	-	-	1	2	3	-	3
Operating leases	365	368	374	382	402	(3)	(37)	1,489	1,867	(378)
Other interest income	2	2	1	2	1	-	1	7	6	1

Total financing revenue and other interest income	1,911	1,849	1,804	1,738	1,748	62	163	7,302	7,061	241
Interest expense	692	646	614	556	547	46	145	2,508	2,104	404
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	268	274	281	291	306	(6)	(37)	1,115	1,370	(255)
Remarketing gains	28	27	16	18	44	1	(16)	90	126	(36)

Total depreciation expense on operating lease assets	240	247	265	273	262	(7)	(22)	1,025	1,244	(219)

Net financing revenue	979	956	925	909	939	23	40	3,769	3,713	56
Other revenue
Servicing fees	6	6	7	8	10	1	(3)	27	51	(23)
Gain/(loss) on automotive loans, net	4	18	-	-	3	(14)	1	22	76	(54)
Other income	50	56	55	58	52	(6)	(2)	220	228	(8)

Total other revenue	60	80	63	66	65	(20)	(5)	269	355	(86)

Total net revenue	1,039	1,036	988	975	1,004	3	35	4,038	4,068	(30)
Provision for loan losses	262	229	170	259	288	33	(26)	920	1,134	(214)
Noninterest expense
Compensation and benefits	124	120	130	131	132	4	(8)	505	510	(5)
Other operating expenses	318	304	306	317	299	14	19	1,245	1,204	41

Total noninterest expense	442	424	436	448	431	18	11	1,750	1,714	36

Income before income tax expense	$335	$383	$382	$268	$285	$(48)	$50	$1,368	$1,220	$148

Memo: Net lease revenue
Operating lease revenue	$365	$368	$374	$382	$402	$(3)	$(37)	$1,489	$1,867	$(378)
Depreciation expense on operating lease assets (ex. remarketing)	268	274	281	291	306	(6)	(38)	1,115	1,370	(255)
Remarketing gains (losses), net of repo valuation	28	27	16	18	44	1	(16)	90	126	(36)

Total depreciation expense on operating lease assets	240	247	265	273	262	(7)	(22)	1,025	1,244	(219)

Net lease revenue	$125	$121	$109	$109	$140	$4	$(15)	$464	$623	$(159)

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$-	$-
Consumer loans	70,515	70,048	70,512	69,348	68,053	467	2,462
Commercial loans	38,134	35,881	35,645	36,935	37,058	2,253	1,076
Allowance for loan losses	(1,111)	(1,107)	(1,121)	(1,134)	(1,129)	(4)	18

Total finance receivables and loans, net	107,538	104,822	105,036	105,149	103,982	2,716	3,556
Investment in operating leases, net	8,417	8,578	8,639	8,530	8,741	(161)	(324)
Other assets	1,326	1,252	1,217	1,232	1,343	74	(17)

Total assets	$117,304	$114,675	$114,915	$114,934	$114,089	$2,629	$3,215

4Q 2018 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.1	$0.9	$1.2	$1.5	$1.8	$0.1	$(0.7)	$4.7	$6.0	$(1.3)
Retail standard - new vehicle Chrysler	0.8	0.8	0.9	0.9	1.0	0.0	(0.1)	3.4	3.9	(0.5)
Retail standard - new vehicle Growth	1.1	1.0	1.2	1.2	1.2	0.1	(0.0)	4.7	4.7	(0.0)
Used vehicle	4.3	4.3	4.9	4.8	3.8	(0.0)	0.4	18.2	15.7	2.5
Lease	0.8	1.0	1.2	1.0	1.3	(0.2)	(0.5)	4.1	4.2	(0.2)
Retail subvented	0.1	0.1	0.1	0.0	0.0	(0.0)	0.0	0.3	0.2	0.2

Total originations	$8.2	$8.1	$9.6	$9.5	$9.1	$0.0	$(0.9)	$35.4	$34.7	$0.7

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.0	$2.0	$2.3	$2.4	$2.5	$0.1	$(0.4)	$8.7	$8.9	$(0.2)
Prime (CB 660-739)	3.0	3.0	3.5	3.4	3.2	0.0	(0.3)	12.9	12.2	0.7
Prime/Near (CB 620-659)	1.8	1.9	2.2	2.2	2.0	(0.1)	(0.2)	8.1	8.0	0.1
Non Prime (CB 540-619)	0.7	0.7	0.9	0.8	0.7	(0.1)	(0.1)	3.1	3.2	(0.1)
Sub Prime (CB 0-539)	0.1	0.1	0.1	0.1	0.1	(0.0)	(0.0)	0.3	0.3	(0.0)
Commercial Services Group (2)	0.6	0.5	0.5	0.6	0.6	0.1	0.1	2.2	2.0	0.2

Total originations	$8.2	$8.1	$9.6	$9.5	$9.1	$0.0	$(0.9)	$35.4	$34.7	$0.7

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.5	16.9	17.2	17.1	17.6	0.6	(0.1)	17.2	17.1	0.0
Light vehicle sales (quarterly - units in millions)	4.4	4.3	4.5	4.1	4.3	0.1	0.0	17.2	17.1	0.1
GM market share	18.0%	16.2%	16.9%	17.5%	18.6%			17.2%	17.5%
Chrysler market share	12.8%	13.2%	13.4%	12.6%	11.1%			13.0%	12.0%

Ally U.S. Consumer Penetration
GM	4.6%	5.0%	5.9%	7.6%	8.1%			4.6%	8.1%
Chrysler	10.7%	10.3%	12.5%	13.1%	15.8%			10.7%	15.8%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$32.3	$29.6	$29.4	$30.7	$31.0	$2.7	$1.4
Dealer loans and other	5.8	6.2	6.3	6.2	6.1	(0.4)	(0.3)

Total Commercial outstandings	$38.1	$35.9	$35.6	$36.9	$37.1	$2.3	$1.1

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	25,706	29,018	35,919	44,722	54,161	(3,312)	(28,455)	135,365	268,054	(132,689)
Average (loss) / gain per vehicle	$1,089	$944	$447	$404	$809	$145	$280	661	$462	$199
Total gain / (loss) ($ in millions)	$28	$27	$16	$18	$44	$1	$(16)	$90	$124	$(34)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans for 2017 and 2018.

4Q 2018 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement (GAAP View)	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Net financing revenue
Interest and dividends on investment securities	$30	$29	$26	$26	$26	$1	$4	$111	$102	$9
Interest bearing cash	3	2	3	2	2	1	1	10	7	3

Total financing revenue and other interest revenue	33	31	29	28	28	2	5	121	109	12
Interest expense	18	17	16	16	13	1	5	67	50	17

Net financing revenue	15	14	13	12	15	1	-	54	59	(5)
Other revenue
Insurance premiums and service revenue earned	269	258	239	256	253	11	16	1,022	973	49
Other gain/(loss) on investments, net	(84)	22	25	(14)	23	(106)	(107)	(51)	78	(129)
Other income, net of losses	2	2	2	4	2	-	-	10	8	2

Total other revenue	187	282	266	246	278	(95)	(91)	981	1,059	(78)

Total net revenue	202	296	279	258	293	(94)	(91)	1,035	1,118	(83)
Noninterest expense
Compensation and benefits expense	18	18	18	21	19	-	(1)	75	73	2
Insurance losses and loss adjustment expenses	54	77	101	63	54	(23)	-	295	332	(37)
Other operating expenses	143	146	149	147	140	(3)	3	585	545	40

Total noninterest expense	215	241	268	231	213	(26)	2	955	950	5

(Loss) / income before income tax expense	$(13)	$55	$11	$27	$80	$(68)	$(93)	$80	$168	$(88)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$269	$258	$239	$256	$253	$11	$16	$1,022	$973	$49
Investment income (adjusted) (1)	22	29	30	33	38	(7)	(16)	115	137	(22)
Other income	2	2	2	4	2	-	-	10	8	2

Total insurance premiums and other income	293	289	271	293	293	4	0	1,147	1,118	29
Expense
Insurance losses and loss adjustment expenses	54	77	101	63	54	(23)	-	295	332	(37)
Acquisition and underwriting expenses
Compensation and benefit expense	18	18	18	21	19	-	(1)	75	73	2
Insurance commission expense	108	113	109	110	106	(5)	2	440	415	25
Other expense	35	33	40	37	34	2	1	145	130	15

Total acquisition and underwriting expense	161	164	167	168	159	(3)	2	660	618	42

Total expense	215	241	268	231	213	(26)	2	955	950	5

Core pre-tax income (1)	78	48	3	62	80	30	(2)	192	168	24
Change in the fair value of equity securities (1)	(91)	7	8	(35)	-	(98)	(91)	(112)	-	(112)

(Loss) / income before income tax expense	$(13)	$55	$11	$27	$80	$(68)	$(93)	$80	$168	$(88)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,092	$5,248	$5,145	$5,116	$5,171	$(156)	$(79)
Premiums receivable and other insurance assets	2,347	2,308	2,263	2,213	2,064	39	283
Other assets	295	220	226	228	229	75	66

Total assets	$7,734	$7,776	$7,634	$7,557	$7,464	$(42)	$270

Key Statistics
Total written premiums and revenue (2)	$298	$323	$278	$275	$265	$(25)	$33	$1,174	$996	$178

Loss ratio (3)	20.1%	29.4%	41.9%	24.3%	21.3%			28.6%	33.9%
Underwriting expense ratio (4)	59.4%	63.1%	69.4%	64.5%	62.2%			64.0%	62.9%

Combined ratio	79.5%	92.6%	111.2%	88.8%	83.5%			92.6%	96.8%

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Written premiums are net of ceded premium for reinsurance.

(3) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(4) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

4Q 2018 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Net financing revenue
Total financing revenue and other interest income	$138	$126	$114	$105	$87	$12	$51	$483	$308	$175
Interest expense	90	82	70	62	53	8	37	304	176	128

Net financing revenue	48	44	44	43	34	4	14	179	132	47
Gain on mortgage loans, net	1	2	1	1	1	(1)	-	5	3	2
Other income, net of losses	1	-	1	-	-	1	1	2	1	1

Total other revenue	2	2	2	1	1	-	1	7	4	3

Total net revenue	50	46	46	44	35	4	15	186	136	50
Provision for loan losses	(3)	2	-	2	2	(5)	(5)	1	8	(7)
Noninterest expense
Compensation and benefits expense	8	8	8	8	7	-	1	32	23	9
Other operating expense	30	28	24	26	24	2	6	108	85	23

Total noninterest expense	38	36	32	34	31	2	7	140	108	32

Income before income tax expense	$15	$8	$14	$8	$2	$7	$13	$45	$20	$25

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$15,155	$14,840	$13,328	$12,733	$11,657	$315	$3,498
Allowance for loan losses	(16)	(20)	(18)	(20)	(19)	4	3

Total finance receivables and loans, net	15,139	14,820	13,310	12,713	11,638	319	3,501
Other assets	72	76	75	67	70	(4)	2

Total assets	$15,211	$14,896	$13,385	$12,780	$11,708	$315	$3,503

4Q 2018 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Net financing revenue
Total financing revenue and other interest income	$86	$82	$89	$74	$70	$4	$16	$331	$256	$75
Interest expense	35	32	32	28	24	3	11	127	89	38

Net financing revenue	51	50	57	46	46	1	5	204	167	37
Total other revenue (adjusted) (1)	6	14	14	13	12	(9)	(6)	47	45	2

Total net revenue	57	64	71	59	58	(8)	(1)	251	212	39
Provision for loan losses	10	8	(6)	-	7	2	3	12	22	(10)
Noninterest expense
Compensation and benefits expense	13	13	12	15	11	-	2	53	47	6
Other operating expense	9	7	7	10	8	2	1	33	29	4

Total noninterest expense	22	20	19	25	19	2	3	86	76	10
Core pre-tax income (1)	25	36	58	34	32	(12)	(7)	153	114	39

Change in the fair value of equity securities (2)	(4)	(0)	0	(5)	-	(3)	(4)	(9)	-	(9)

Income before income tax expense	$21	$36	$58	$29	$32	$(15)	$(11)	$144	$114	$30

Balance Sheet (Period-End)
Cash, trading and investment securities	$7	$11	$12	$12	$-	$(4)	$7
Loans held for sale	47	112	275	101	77	(65)	(30)
Commercial loans	4,636	4,356	4,184	4,278	3,910	280	726
Allowance for loan losses	(77)	(76)	(68)	(69)	(68)	(1)	(9)

Total finance receivables and loans, net	4,559	4,280	4,116	4,209	3,842	279	717
Other assets	57	56	55	53	60	1	(3)

Total assets	$4,670	$4,459	$4,458	$4,375	$3,979	$211	$691

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

4Q 2018 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Net financing revenue
Total financing revenue and other interest income	$240	$208	$196	$171	$163	$32	$77	$815	$588	$227
Interest expense
Core OID	23	22	21	20	19	1	4	86	71	15
Other interest expense	170	143	120	112	84	27	86	545	367	178

Total interest expense	193	165	141	132	103	28	90	631	438	193

Net financing revenue (deficit)	47	43	55	39	60	4	(13)	184	150	34
Other revenue
(Loss) on extinguishment of debt	-	-	-	-	(1)	-	1	-	(7)	7
Other gain on investments, net	-	1	1	6	6	(1)	(6)	8	24	(16)
Other income, net of losses (1)	47	19	18	27	18	28	29	111	64	47

Total other revenue	47	20	19	33	23	27	24	119	81	38

Total net revenue (deficit)	94	63	74	72	83	31	11	303	231	72
Provision for loan losses	(3)	(6)	(6)	-	(3)	3	-	(15)	(16)	1
Noninterest expense
Compensation and benefits expense	120	115	124	131	112	5	8	490	442	48
Other operating expense (2)	(33)	(29)	(40)	(55)	(37)	(4)	4	(157)	(180)	23

Total noninterest expense	87	86	84	76	75	1	12	333	262	71

Income / (loss) from cont. ops before income tax expense	$10	$(17)	$(4)	$(4)	$11	$27	$(1)	$(15)	$(15)	$-

Balance Sheet (Period-End)
Cash, trading and investment securities	$27,853	$25,372	$24,650	$23,943	$23,778	$2,481	$4,075
Loans held-for-sale	49	45	40	18	18	4	31
Consumer loans	1,570	1,613	1,764	1,920	2,111	(43)	(541)
Commercial loans (3)	126	122	111	113	104	4	22
Allowance for loan losses	(38)	(45)	(50)	(55)	(60)	7	22

Total finance receivables and loans, net	1,658	1,690	1,825	1,978	2,155	(32)	(497)
Other assets	4,390	4,188	4,438	4,436	3,957	202	433

Total assets	$33,950	$31,295	$30,953	$30,375	$29,908	$2,655	$4,042

Core OID Amortization Schedule (4)	2019	2020	2021	2022	2023 & After
Remaining Core OID amortization expense	$29	$33	$38	$44	Avg = $53/yr

(1) Includes gain/(loss) on mortgage and automotive loans as well as Ally Invest fee-based revenue.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $220 million for 4Q18, $208 million for 3Q18, $206 million for 2Q18, $220 million for 1Q18, and $199 million for 4Q17. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

4Q 2018 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17
Ending loan balance	$129,926	$126,605	$125,544	$125,327	$122,893	$3,321	$7,033
30+ Accruing DPD	$2,598	$2,235	$2,046	$1,951	$2,451	$364	$147
30+ Accruing DPD %	2.00%	1.76%	1.63%	1.56%	1.99%
Non-performing loans (NPLs)	$1,074	$903	$905	$863	$792	$171	$283
Net charge-offs (NCOs)	$271	$235	$180	$259	$305	$35	$(34)
Net charge-off rate (2)	0.85%	0.75%	0.57%	0.84%	1.01%

Provision for loan losses	$266	$233	$158	$261	$294	$33	$(28)
Allowance for loan losses (ALLL)	$1,242	$1,248	$1,257	$1,278	$1,276	$(6)	$(34)

ALLL as % of Loans (3) (4)	1.0%	1.0%	1.0%	1.0%	1.0%
ALLL as % of NPLs (3)	116%	138%	139%	148%	161%
ALLL as % of NCOs (3)	115%	133%	175%	123%	105%

US Auto Delinquencies - HFI Retail Contract $‘s (5)
Delinquent contract $	$2,501	$2,139	$1,960	$1,812	$2,337	$363	$165
% of retail contract $outstanding	3.55%	3.06%	2.78%	2.61%	3.43%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$259	$233	$182	$253	$294	$26	$(35)
% of avg. HFI assets (2)	1.48%	1.32%	1.04%	1.47%	1.74%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$0	$3	$2	$(0)	$1	$(3)	$(1)
% of avg. HFI assets (2)	0.00%	0.04%	0.02%	0.00%	0.01%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $24 million of fair value adjustment for loans in hedge accounting relationships in 4Q18, ($52) million in 3Q18, ($40) million in 2Q18, ($31) million in 1Q18 and $18 million in 4Q17.

(5) Dollar amount of accruing contracts greater than 30 days past due

4Q 2018 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17
Allowance for loan losses	$1,048	$1,043	$1,053	$1,066	$1,066	$5	$(18)
Total consumer loans (2)	$70,539	$69,995	$70,473	$69,318	$68,071	$544	$2,468
Coverage ratio (3)	1.5%	1.5%	1.5%	1.5%	1.6%

Commercial
Allowance for loan losses	$63	$64	$68	$68	$63	$(1)	$0
Total commercial loans	$37,924	$35,626	$35,645	$36,935	$37,058	$2,298	$866
Coverage ratio	0.2%	0.2%	0.2%	0.2%	0.2%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$16	$20	$18	$20	$19	$(4)	$(3)
Total consumer loans	$15,155	$14,840	$13,328	$12,733	$11,657	$315	$3,498
Coverage ratio	0.1%	0.1%	0.1%	0.2%	0.2%

Mortgage - Legacy
Allowance for loan losses	$37	$44	$48	$54	$60	$(7)	$(23)
Total consumer loans	$1,546	$1,666	$1,803	$1,950	$2,093	$(120)	$(547)
Coverage ratio	2.4%	2.6%	2.7%	2.8%	2.9%

Total Mortgage
Allowance for loan losses	$53	$64	$66	$74	$79	$(10)	$(25)
Total consumer loans	$16,701	$16,506	$15,131	$14,683	$13,750	$195	$2,951
Coverage ratio	0.3%	0.4%	0.4%	0.5%	0.6%

Corporate Finance (1)
Allowance for loan losses	$77	$76	$68	$69	$68	$1	$9
Total commercial loans	$4,636	$4,356	$4,184	$4,278	$3,910	$280	$726
Coverage ratio	1.7%	1.7%	1.6%	1.6%	1.7%

Corporate and Other (1)
Allowance for loan losses	$1	$1	$2	$1	$0	$0	$1
Total commercial loans	$126	$122	$111	$113	$104	$3	$22
Coverage ratio	1.2%	1.1%	1.6%	1.3%	0.4%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $24 million of fair value adjustment for loans in hedge accounting relationships in 4Q18, ($52) million in 3Q18, ($40) million in 2Q18, ($31) million in 1Q18 and $18 million in 4Q17.

(3) Excludes $24 million of fair value adjustment for loans in hedge accounting relationships in 4Q18, ($52) million in 3Q18, ($40) million in 2Q18, ($31) million in 1Q18 and $18 million in 4Q17.

4Q 2018 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17
Risk-weighted assets	$146.4	$142.2	$141.6	$141.2	$138.9	$4.2	$7.5

Common Equity Tier 1 (CET1) capital ratio	9.1%	9.4%	9.4%	9.3%	9.5%
Tier 1 capital ratio	10.8%	11.1%	11.1%	11.0%	11.2%
Total capital ratio	12.3%	12.7%	12.7%	12.6%	12.9%

Tangible common equity / Tangible assets (2)(3)	7.3%	7.4%	7.5%	7.5%	7.9%
Tangible common equity / Risk-weighted assets (2)	8.9%	9.0%	9.1%	9.1%	9.5%

Shareholders’ equity	$13.3	$13.1	$13.1	$13.1	$13.5	$0.2	$(0.2)
less: Disallowed DTA	(0.1)	(0.2)	(0.3)	(0.3)	(0.2)	0.1	0.1
Certain AOCI items and other adjustments	0.3	0.5	0.4	0.3	-	(0.2)	0.3

Common Equity Tier 1 capital (4)	$13.4	$13.4	$13.3	$13.1	$13.2	$-	$0.2

Common Equity Tier 1 capital	$13.4	$13.4	$13.3	$13.1	$13.2	$-	$0.2
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	-	-

Tier 1 capital	$15.8	$15.8	$15.7	$15.5	$15.6	$-	$0.2

Tier 1 capital	$15.8	$15.8	$15.7	$15.5	$15.6	$-	$0.2
add: Qualifying subordinated debt and redeemable preferred stock	1.0	1.0	1.0	1.0	1.1	-	(0.1)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.2	1.2	1.2	-	-

Total capital	$18.0	$18.0	$17.9	$17.8	$18.0	$-	$-

Total shareholders’ equity	$13.3	$13.1	$13.1	$13.1	$13.5	$0.2	$(0.2)
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-

Tangible common equity (2)	$13.0	$12.8	$12.8	$12.8	$13.2	$0.2	$(0.2)

Total assets	$178.9	$173.1	$171.3	$170.0	$167.1	$5.8	$11.8
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-

Tangible assets (3)	$178.6	$172.8	$171.1	$169.7	$166.9	$5.8	$11.7

Regulatory Capital - Basel III transition to fully phased-in
Numerator
Common equity tier 1 capital (transition)	$13.4	$13.4	$13.3	$13.1	$13.2
DTAs arising from NOL and tax credit carryforwards phased-in during transition	-	-	-	-	(0.1)
Intangibles phased-in during transition	-	-	-	-	(0.0)

Common equity tier 1 capital (fully phased-in)	$13.4	$13.4	$13.3	$13.1	$13.2

Denominator
Risk-weighted assets (transition)	$146.4	$142.2	$141.6	$141.2	$138.9
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.2	0.3	0.3	0.3	0.3
Intangibles phased in during transition	-	-	-	-	(0.0)

Risk-weighted assets (fully phased-in)	$146.7	$142.5	$141.9	$141.6	$139.2

Metric
Common equity tier 1 (transition)	9.1%	9.4%	9.4%	9.3%	9.5%
Common equity tier 1 (fully phased-in) (4)	9.1%	9.4%	9.3%	9.2%	9.5%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(3) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

(4) Common Equity Tier 1 (“CET1”) capital fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

4Q 2018 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	12/31/2018		9/30/2018		12/31/2017
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$1.6	$2.6	$1.2	$2.0	$1.5	$2.3
Highly liquid securities (3)	1.6	11.2	1.6	13.9	1.6	9.0
Current committed unused capacity	0.6	1.3	2.4	-	2.9	0.9

Subtotal	$3.8	$15.2	$5.2	$15.9	$6.0	$12.1
Ally Bank intercompany loan (4)	-	-	-	-	-	-

Total current available liquidity	$3.8	$15.2	$5.2	$15.9	$6.0	$12.1

Unsecured Long-Term Debt Maturity Profile	2019	2020	2021	2022	2023	2024 & After
Consolidated remaining maturities	$1.7	$2.3	$0.7	$1.1	$0.0	$7.4

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance’s holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

4Q 2018 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		YEARLY TRENDS

Average Balance Details	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Retail Auto Loans	$69,982	$70,547	$69,941	$68,727	$67,501	$(565)	$2,481	$69,804	$66,502	$3,302
Auto Lease (net of dep)	8,516	8,634	8,583	8,629	8,831	(118)	(315)	8,590	9,791	(1,201)
Commercial Auto	36,815	34,529	35,470	35,463	35,926	2,286	889	35,570	37,388	(1,818)
Corporate Finance	4,402	4,228	4,232	4,121	3,936	174	466	4,235	3,624	611
Mortgage	16,602	15,660	14,767	14,119	12,445	942	4,157	15,295	11,486	3,809
Cash, Securities and Other	33,511	30,812	30,499	29,948	29,159	2,699	4,352	32,079	26,823	5,256

Total Earning Assets	$169,828	$164,410	$163,492	$161,007	$157,798	$5,419	$12,030	$165,573	$155,614	$9,959

Interest Revenue	2,168	2,049	1,967	1,843	1,834	120	334	8,027	7,078	949

Unsecured Debt (ex. Core OID balance) (1)(4)	$13,963	$15,014	$15,728	$16,478	$17,881	$(1,051)	$(3,918)	$15,287	$19,583	$(4,296)
Secured Debt	18,029	18,840	17,638	18,878	18,985	(811)	(956)	18,346	24,216	(5,870)
Deposits (2)	103,802	99,964	97,477	95,413	91,448	3,838	12,354	99,189	86,732	12,457
Other Borrowings (3)	22,451	19,770	22,351	19,689	18,837	2,681	3,614	21,070	15,459	5,611

Total Funding Sources (ex. Core OID balance) (1)	$158,245	$153,588	$153,194	$150,458	$147,151	$4,657	$11,094	$153,892	$145,990	$7,902

Interest Expense (ex. Core OID) (1)	1,005	920	852	774	721	85	284	3,551	2,786	765

Net Financing Revenue (ex. Core OID) (1)	$1,163	$1,129	$1,115	$1,069	$1,113	$34	$50	$4,476	$4,292	$185

Net Interest Margin (yield details)
Retail Auto Loan	6.39%	6.20%	6.08%	5.90%	5.90%	0.19%	0.49%	6.14%	5.80%
Auto Lease (net of dep)	5.82%	5.56%	5.09%	5.12%	6.29%	0.26%	-0.47%	5.40%	6.36%
Commercial Auto	4.55%	4.40%	4.20%	3.91%	3.70%	0.15%	0.85%	4.26%	3.49%
Corporate Finance	7.48%	7.41%	7.96%	7.28%	7.06%	0.07%	0.42%	7.58%	7.06%
Mortgage	3.73%	3.65%	3.59%	3.62%	3.44%	0.08%	0.29%	3.64%	3.46%
Cash, Securities and Other	3.02%	2.83%	2.77%	2.60%	2.41%	0.19%	0.61%	2.74%	2.38%

Total Earning Assets	5.06%	4.94%	4.83%	4.64%	4.61%	0.12%	0.45%	4.85%	4.55%

Unsecured Debt (ex. Core OID & Core OID balance) (1)(4)	6.14%	5.79%	5.76%	5.59%	5.15%	0.35%	0.99%	5.80%	5.09%
Secured Debt	2.95%	2.79%	2.65%	2.42%	2.22%	0.16%	0.73%	2.71%	2.06%
Deposits (2)	2.00%	1.84%	1.64%	1.49%	1.35%	0.16%	0.65%	1.75%	1.24%
Other Borrowings (3)	2.33%	2.13%	1.97%	1.71%	1.47%	0.20%	0.86%	2.06%	1.37%

Total Funding Sources (ex. Core OID & Core OID balance) (1)	2.52%	2.38%	2.23%	2.09%	1.94%	0.14%	0.58%	2.31%	1.91%

NIM (as reported)	2.66%	2.67%	2.68%	2.64%	2.75%	-0.01%	-0.09%	2.65%	2.71%
NIM (ex. Core OID & Core OID balance) (1)	2.72%	2.72%	2.74%	2.69%	2.80%	0.00%	-0.08%	2.70%	2.76%

Key Deposit Statistics
Average retail CD maturity (months)	21.3	22.0	22.2	22.9	24.9	(0.6)	(3.5)
Average retail deposit rate	1.93%	1.78%	1.58%	1.45%	1.30%

Ally Financial End of Period Deposit Levels
Ally Bank retail	$89,121	$84,629	$81,737	$81,657	$77,925	$4,492	$11,196
Ally Bank brokered	16,914	16,567	16,839	15,661	15,211	347	1,703
Other	143	183	158	128	120	(40)	23

Total deposits	$106,178	$101,379	$98,734	$97,446	$93,256	$4,799	$12,922

Ally Bank Deposit Mix
Retail CD	34%	34%	34%	35%	34%
MMA/OSA/Checking	50%	49%	48%	48%	50%
Brokered	16%	17%	17%	16%	16%

(1) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(2) Includes brokered and other deposits. Brokered includes sweep deposits. Other includes mortgage escrow, dealer, and other deposits.

(3) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(4) Includes trust preferred securities.

4Q 2018 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17
Loan Value
Gross carry value	$15.2	$14.8	$13.3	$12.7	$11.7
Net carry value	$15.1	$14.8	$13.3	$12.7	$11.6

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.1%	0.1%	0.1%	0.1%	0.1%
% 30+ Day delinquent	0.5%	0.4%	0.5%	1.0%	0.6%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	4.4%	4.2%	4.1%	4.1%	4.0%
Refreshed FICO	774	772	772	770	772
Wtd. Avg. LTV/CLTV (1)	59.6%	60.8%	60.2%	60.4%	60.8%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$1.5	$1.7	$1.8	$2.0	$2.1
Net carry value	$1.5	$1.6	$1.8	$1.9	$2.0

Estimated Pool Characteristics
% Second lien	15.4%	15.2%	15.3%	15.7%	15.7%
% Interest only	0.2%	0.2%	0.3%	0.8%	0.8%
% 30+ Day delinquent	5.4%	6.1%	6.1%	5.8%	6.2%
% Low/No documentation	23.3%	23.3%	23.2%	22.9%	22.8%
% Non-primary residence	7.6%	7.5%	7.6%	7.5%	7.5%
Refreshed FICO	730	730	728	727	730
Wtd. Avg. LTV/CLTV (1)	65.8%	67.8%	69.5%	70.2%	71.5%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

4Q 2018 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Earnings Per Share Data	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
GAAP net income attributable to common shareholders	$290	$374	$349	$250	$181	$(84)	$109	$1,263	$929	$334

Weighted-average common shares outstanding - basic (1)	411,931	422,187	430,628	436,213	442,108	(10,256)	(30,177)	425,165	453,704	(28,539)

Weighted-average common shares outstanding - diluted (1)	414,750	424,784	432,554	438,931	444,985	(10,034)	(30,235)	427,680	455,350	(27,670)

Issued shares outstanding (period-end)	404,900	416,591	425,752	432,691	437,054	(11,691)	(32,154)	404,900	437,054	(32,154)

Net income (loss) per share - basic (1)	$0.70	$0.89	$0.81	$0.57	$0.41	$(0.18)	$0.29	$2.97	$2.05	$0.92

Net income (loss) per share - diluted (1)	$0.70	$0.88	$0.81	$0.57	$0.41	$(0.18)	$0.29	$2.95	$2.04	$0.91

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income attributable to common shareholders	$290	$374	$349	$250	$181	$(84)	$109	$1,263	$929	$334
(Loss) / income from discontinued operations, net of tax	(1)	-	(1)	2	(2)	(1)	1	-	(3)	3
Core OID	23	22	21	20	19	1	4	86	71	15
Change in the fair value of equity securities (2)	95	(6)	(8)	40	-	101	95	121	-	121
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18; 35% starting 1Q16; 34% prior) (2)	(25)	(3)	(3)	(13)	(7)	(22)	(18)	(43)	(25)	(19)
Significant discrete tax items	-	-	-	-	119	-	(119)	-	119	(119)

Core net income attributable to common shareholders (3)	$382	$386	$358	$300	$310	$(4)	$72	$1,427	$1,091	$336
Denominator
Weighted-average common shares outstanding - diluted (1)	414,750	424,784	432,554	438,931	444,985	(10,034)	(30,235)	427,680	455,350	(27,670)

Adjusted EPS (4)	$0.92	$0.91	$0.83	$0.68	$0.70	$0.01	$0.23	$3.34	$2.39	$0.94

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (5)	$23	$22	$21	$20	$19	$1	$4	$86	$71	$15
Other OID	2	4	4	4	5	(1)	(3)	15	20	(5)

GAAP original issue discount amortization expense	$26	$25	$25	$24	$24	$0	$2	$101	$90	$11

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (6)	$(1,092)	$(1,115)	$(1,137)	$(1,158)	$(1,178)	$23	$86	$(1,092)	$(1,178)	$86
Other outstanding OID balance	(43)	(46)	(49)	(53)	(57)	2	14	(43)	(57)	14

GAAP outstanding original issue discount balance	$(1,135)	$(1,161)	$(1,187)	$(1,211)	$(1,235)	$26	$100	$(1,135)	$(1,235)	$99

Adjusted Other Revenue
GAAP Other Revenue	$298	$398	$364	$354	$379	$(100)	$(81)	$1,414	$1,544	$(130)
Change in the fair value of equity securities (2)	95	(6)	(8)	40	-	101	95	121	-	121

Adjusted Other Revenue	$393	$392	$356	$394	$379	$1	$14	$1,535	$1,544	$(9)

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,140	$1,107	$1,094	$1,049	$1,094	$33	$46	$4,390	$4,221	$169
Core OID	23	22	21	20	19	1	4	86	71	15

Net Financing Revenue (ex. Core OID)	$1,163	$1,129	$1,115	$1,069	$1,113	$34	$50	$4,476	$4,292	$184

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions and tax-effected changes in equity investments measured at fair value.

(4) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity that do not reflect the operating performance of the core businesses, and (4) excludes certain discrete tax items that do not relate to the operating performance of the core businesses.

(5) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(6) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances.

4Q 2018 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17

Numerator
GAAP Common shareholder’s equity	$13.3	$13.1	$13.1	$13.1	$13.5	$0.2	$(0.2)
Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	0.0
Tangible common equity	13.0	12.8	12.8	12.8	13.2	0.2	(0.2)
Tax-effected Core OID balance (21% tax rate starting 4Q’17, 35% previously)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	0.0	0.1

Adjusted tangible book value (1)	$12.1	$11.9	$12.0	$11.9	$12.3	$0.2	$(0.1)

Denominator
Issued shares outstanding (period-end, thousands)	404,900	416,591	425,752	432,691	437,054	(11,691)	(32,154)

GAAP Common shareholder’s equity per share	$32.8	$31.4	$30.9	$30.2	$30.9	1.4	1.9
Goodwill and identifiable intangibles, net of DTLs per share	(0.7)	(0.7)	(0.7)	(0.7)	(0.7)	(0.0)	(0.0)

Tangible common equity per share	32.1	30.7	30.2	29.6	30.2	1.3	1.9
Tax-effected Core OID (21% tax rate starting 4Q’17, 35% previously) per share	(2.1)	(2.1)	(2.1)	(2.1)	(2.1)	(0.0)	(0.0)

Adjusted tangible book value per share (1)	$29.9	$28.6	$28.1	$27.4	$28.1	$1.3	$1.9

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered. Note: in December 2017 tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

4Q 2018 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Core Return on Tangible Common Equity (“Core ROTCE”)	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Numerator
GAAP net income attributable to common shareholders	$290	$374	$349	$250	$181	$(84)	$109	$1,263	$929	$334
Discontinued operations, net of tax	(1)	-	(1)	2	(2)	(1)	1	-	(3)	3
Core OID	23	22	21	20	19	1	4	86	71	15
Change in the fair value of equity securities (1)	95	(6)	(8)	40	-	101	95	121	-	121
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18; 35% starting 1Q16; 34% prior) (1)	(25)	(3)	(3)	(13)	(7)	(22)	(18)	(43)	(25)	(19)
Significant Discrete tax items & other	-	-	-	-	119	-	(119)	-	119	(119)

Core net income attributable to common shareholders (2)	$382	$386	$358	$300	$310	$(4)	$72	$1,427	$1,091	$336

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$13.2	$13.1	$13.1	$13.3	$13.5	$0.1	$(0.4)	$13.4	$13.4	$(0.0)
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	0.0	(0.3)	(0.3)	0.0

Tangible common equity	$12.9	$12.8	$12.8	$13.0	$13.2	$0.1	$(0.4)	$13.1	$13.1	$(0.0)
Core OID balance	(1.1)	(1.1)	(1.1)	(1.2)	(1.2)	0.0	0.1	(1.1)	(1.2)	0.1
Net deferred tax asset (“DTA”)	(0.4)	(0.4)	(0.5)	(0.5)	(0.6)	0.1	0.2	(0.4)	(0.7)	0.3

Normalized common equity (3)	$11.4	$11.2	$11.2	$11.3	$11.5	$0.2	$(0.1)	$11.6	$11.2	$0.4
Core Return on Tangible Common Equity (4)	13.4%	13.7%	12.8%	10.6%	10.8%			12.3%	9.8%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, certain discrete tax items and tax-effected changes in equity investments measured at fair value.

(3) Normalized common equity is a non—GAAP measure calculated using 2 period average

(4) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1.

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, and certain discrete tax items.

2.	In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

4Q 2018 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Adjusted Efficiency Ratio Calculation	4Q 18	3Q 18	2Q 18	1Q 18	4Q 17	3Q 18	4Q 17	FY 2018	FY 2017	CHANGE
Numerator
GAAP noninterest expense	$804	$807	$839	$814	$769	$(3)	$35	$3,264	$3,110	$154
Rep and warrant expense	1	(0)	2	0	0	1	1	3	0	2
Insurance expense	(215)	(241)	(268)	(231)	(213)	26	(2)	(955)	(950)	(5)

Adjusted noninterest expense for the Adjusted Efficiency Ratio	$590	$566	$573	$583	$556	$24	$34	$2,312	$2,160	$151

Denominator
Total net revenue	$1,438	$1,505	$1,458	$1,403	$1,473	$(67)	$(35)	$5,804	$5,765	$39
Core OID	23	22	21	20	19	1	4	86	71	15
Insurance revenue	(202)	(296)	(279)	(258)	(293)	94	91	(1,035)	(1,118)	83

Adjusted net revenue for the Adjusted Efficiency Ratio	$1,259	$1,231	$1,200	$1,165	$1,199	$28	$60	$4,855	$4,718	$137
Adjusted Efficiency Ratio (1)	46.9%	46.0%	47.7%	50.1%	46.4%			47.6%	45.8%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

4Q 2018 Preliminary Results	24